EXHIBIT 10.1

MA'ANIT-JOSEPH LICENSE

The pages which follow are free translations from the Hebrew of the documents setting forth the granting of License No. 298 / "Ma'anit-Joseph":

Document A: Original License 298 "Ma'anit" granted on May, 2000.

Document B: Cover letter dated January 1, 2003 from the Commissioner of Petroleum Affairs changing the name to "Ma'anit-Joseph" and extending the term of the license.

Document C: Notice dated January 1, 2003 from the Minister of National Infrastructures officially changing the boundaries of the License.

Document D: Official notice and annex dated January 1, 2003 from the Commissioner of Petroleum Affairs with the new boundaries.

Document E: Extension letter from the Commissioner of Petroleum Affairs setting the new dates by which a drilling contract is to be signed (July 1, 2004) and the first well is to begin (October 1, 2004).

Document F: Extension letter dated October 17, 2004 from the Commissioner of Petroleum Affairs setting the new dates by which a drilling contract is to be signed (November 10, 2004) and funds have to be available to drill the first well is to begin (March 1, 2005).

Document G: Extension letter dated April 10, 2005 from the Commissioner of Petroleum Affairs setting the new termination date of the license at April 30, 2007.

Document H: Notice dated August 1, 2005 from the Minister of National Infrastructures officially changing the boundaries of the License.

Document I: Official annex dated August 1, 2005 from the Commissioner of Petroleum Affairs with the new boundaries.

Document J: Approval letter dated March 15, 2006 from the Commissioner of Petroleum Affairs approving changes in the work program.

(Document A)

STATE OF ISRAEL

LICENSE

License No. 298 / "Ma'anit"

This License is granted to-Zion Oil & Gas, Inc. - 100%

This License is granted--with respect to the area described in the first Annex

This License is granted-subject to the provisions of the Petroleum Law, 5712-1952, and the Regulations issued pursuant thereto, and to the special conditions detailed in the Secon Annex. The first and Second Annex are an integral part of this License.

Granted in Jerusalem, on-26 Nissan, 5770 May 1, 2000.

s/Dr. Yehezkel Drukman

Dr, Yehezkel Drukman

Commissioner of Petroleum Affairs

This License was registered in the Petroleum Registry on 26 Nissan, 5770 May 1, 2000.

STATE OF ISRAEL

License No. 298 / "Ma'anit"

F I R S T A N N E X

Description of the Area

From N.Z. 148.0/212.0 thence East

To N.Z. 158.0/212.0 thence North-East

To N.Z. 162.0/216.0 thence East

To N.Z. 169.1/216.0 thence South-West along the green line

To N.Z. 155.7/204.0 thence West

To N.Z. 148.0/204.0 thence North and back.

To N.Z. 148.0/212.0

(The coordinates are based on the Israeli Grid.)

Total area is 115,200 Dunam (115.2 square kilometers)

The area of the License is defined by the N.Z. grid points stated above. In the event of a discrepancy between maps submitted by the Licensee and the above description, the N.Z. grid points control.

Granted in Jerusalem on

26 Nissan 5760

1st May 2000

s/Dr. Yehezkel Drukman

Dr. Yehezkel Drukman

Commissioner of Petroleum Affairs

STATE OF ISRAEL

License No. 298 / "Ma'anit"

S E C O N D A N N E X

SPECIAL CONDITIONS

During the period of the License, the Licensee shall conduct the following work program:

  Execution of a contract with a geophysical contractor for a new seismic survey within one month of granting of the License.

  Execution and processing of a new seismic survey of at least 15 kilometers and the re-processing of about 40 kilometers of existing seismic lines and the submission of a report within 6 months of the granting of the License.

  Preparation of a drilling prospect and execution of a contract with a drilling contractor within 12 months of the granting of the License.

  Commencement of a well to the Jurassic and Triassic formations, not later than 18 months from the granting of the License.

  Presentation of a continuation exploration program not later than 4 months following the completion of the well, or relinquishment of the License.

No originl geophysical materials, magnetic tapes etc. shall be taken out of the country, rather copies only.

Granted in Jerusalem on

26 Nissan 5760

1st May 2000

s/Dr. Yehezkel Drukman

Dr. Yehezkel Drukman

Commissioner of Petroleum Affairs

(Document B)

STATE OF ISRAEL

MINISTRY OF NATIONAL INFRASTRUCTURES

Petroleum Unit
27 Tevet 5763
1 January 2003

Neft 483-2002

To
Mr. Elisha Roih
Zion Oil & Gas, Inc.
Ya'acov Meridor 23/11
Tel Aviv - 69411

Dear Sirs,

Re: Extension of Term of License 298/"Ma'anit - Joseph"

Pursuant to Section 65 of the Petroleum Law, 5712-1952, please take notice that I have extended the term of License 298/"Ma-anit" to 21 Nissan 5765 (30 April 2005).

Please note also that at your Company's request, I have changed the name of the License to "Ma'anit-Joseph".

In the extended term, the Company shall implement the following work program:

1. The prospects that were prepared in the context of the Ma'anit License and Joseph Preliminary Permit shall be ranked and the first prospect to be drilled shall be chosen.

2. Not later than July 1, 2004, the Licensee shall commence a well to a depth of at least 4,000 meters.

3. Not later than April 1, 2004, the Licensee shall sign a contract with a drilling contractor for drilling the well. A copy shall be presented to Petroleum Commission.

Very truly yours,

/s/---

Dr. Yehezkel Druckman

Commission of Petroleum Affairs

(Document C)

MINISTER OF NATIONAL INFRASTRUCTURES

Notice in the Matter of Change in

Boundaries of a Petroleum License

pursuant of the Petroleum Law, 5712-1952

I hereby give notice that, in accordance with my authority pursuant to section 49 of the Petroleum Law, 5712-1952, and following consultation with the Petroleum Commission, on 27 Tevet 5763 (1 January 2003), I amended the boundaries of License 298/"Ma'anit" such that its new boundaries on the New Israeli grid are as follows:

From	N.Z.	187.200/687.000	thence North
To	N.Z.	187.000/698.000	thence North-East along the Mediterranean Sea coast
To	N.Z.	188.500/704.000	thence North-East
To	N.Z.	194.400/711.000	thence East
To	N.Z.	204.000/711.000	thence North-East
To	N.Z.	208.000/712.000	thence East
To	N.Z.	210.000/712.000	thence North East
To	N.Z.	213.000/715.000	thence East
To	N.Z.	218.000/715.000	thence South-West along the Green Line
To	N.Z.	207.400/707.000	thence South-West
To	N.Z.	203.000/704.000	thence South-West
To	N.Z.	200.000/687.000	thence West
To	N.Z.	197.000/687.000	thence South
To	N.Z.	197.000/686.000	thence South-West
To	N.Z.	194.000/684.000	thence North-West
To	N.Z.	181.200/687.000	thence West and back
To	N.Z.	187.200/687.000

Total approximately 387,700 dunam.

/s/- Ephraim Eitam Minister of National Infrastructures

27 Tevet 5763

1st January 2003

(Document D)

STATE OF ISRAEL

MINISTRY OF NATIONAL INFRASTRUCTURES

Notice in the Matter of Extension of Term of

a Petroleum Right under the

Petroleum Law, 5712-1952

____________

In accordance with section 65 of the Petroleum Law, 5712-1952, I give notice that I have extended the term of License 298/"Ma'anit" through 21 Nissan 5765 (30 April 2005).

At the request of the Company, I have changed the name of the License to "Ma'anit - Joseph".

/s/ ----

Yehezkel Druckman

Commissioner of Petroleum Affairs

27 Tevet 5763

1 January 2003

STATE OF ISRAEL

License No. 298/"Ma'anit - Joseph"

(following amendment of boundaries)

FIRST ANNEX

Description of the Area

From	N.Z.	187.200/687.000	thence North
To	N.Z.	187.000/698.000	thence North-East along the Mediterranean Sea coast
To	N.Z.	188.500/704.000	thence North-East
To	N.Z.	194.400/711.000	thence East
To	N.Z.	204.000/711.000	thence North-East
To	N.Z.	208.000/712.000	thence East
To	N.Z.	210.000/712.000	thence North-East
To	N.Z.	213.000/715.000	thence East
To	N.Z.	218.000/715.000	thence South-West along the Green Line
To	N.Z.	207.400/707.000	thence South-West
To	N.Z.	203.000/704.000	thence South-West
To	N.Z.	200.000/687.000	thence West
To	N.Z.	197.000/687.000	thence South
To	N.Z.	197.000/686.000	thence South-West
To	N.Z.	194.000/684.000	thence North-West
To	N.Z.	181.200/687.000	thence West and back
To	N.Z.	187.200/687.000

Total area of 387,700 Dunam (387.7km2).

The coordinates are based on the New Israeli Grid.

The area of the License is defined by the N.Z. grid points stated above. In the event of a discrepancy between maps submitted by the Licensee and the above description, the N.Z. grid points control.

Granted in Jerusalem on 27 Tevet 5763

1st January 2003

/s/- Dr. Yehezkel Druckman Commissioner of Petroleum Affairs

(Document E)

STATE OF ISRAEL
MINISTRY OF NATIONAL INFRASTRUCTURES

Petroleum Unit
16 Shevat 5764
8 February 2004

Neft 36-2004

To:
Mr. Philip Mandelker, Adv.
Zion Oil & Gas, Inc.
Adam Law Offices
3 Daniel Frisch St.
Tel-Aviv 64731

Dear Mr. Mandelker,

Re: License 298 / "Ma'anit - Joseph"

In light of your February 3, 2004 letter in which you detailed the bureaucratic delays being experienced in approval of the public issuance of the Company's shares, I defer the implementation of the work program by three months.

Accordingly, your client will be required to present to the Petroleum Commissioner a contract with a drilling contractor no later than July 1, 2004 and commence the drilling of a well to Triassic formations no later than October 1, 2004.

Very truly yours,

s/Dr. Yehezkel Druckman
Dr. Yehezkel Druckman
Commissioner of Petroleum Affairs

cc: Mr. Elisha Roih

(Document F)

S T A T E O F I S R A E L

MINISTRY OF NATIONAL INFRASTRUCTURES

Petroleum Unit

2 Heshvan 5765

17 October 2004

Petroleum 2004 - 242

Mr. Glen Perry

Zion Oil & Gas, Inc.

Yair Stern St.

Herzelia 46412

Dear Sir,

Re: Petroleum Exploration License 298/Ma'anit-Joseph

Further to your request, I shall extend the term of the referenced license issued to Zion Oil & Gas, Inc. (hereinafter - "Zion") through 30 April 2006 on the fulfillment of all the following conditions:

1. No later than 10 November 2004, Zion shall sign a contract with a drilling contractor for the drilling of a well to at least 4,000 meters (the Mohilla structure) (hereinafte - the "Well");

2. Not later than 1 March 2005, Zion shall prove to my satisfaction one of the following:

(a) that Zion has on deposit in its account an amount which, together with amounts previously paid on account of the Well, will be sufficient to cover the costs of drilling the Well and conducting the customary tests (the expected cost of the Well as fixed in the AFE for these purposes) (hereinafter - the "Drilling Funds"); or

(b) if Zion has submitted an application to transfer a portion of its rights in the License or in the Well to a third party, that there is in the accounts of Zion and the third party collectively an amount equal to the Drilling Funds.

For the purposes of clause 2, the term "in the account" includes a deposit in a bank or a securities account, a bank guarantee, letter of credit or other form satisfactory to me.

You have informed me that you intend to use the drilling rig that prior to use by you will be serving Givot Olam. If this drilling rig will be released a sufficient time prior to the end of the License's current term (being 30 April 2005), I shall amend the schedule of the work program so that you shall be required to commence the Well by the later of (1) 45 (forty five) days following the release of the drilling rig by Givot Olam and the confirmation of the owner of the rig (Lapidoth) that it is available for your use or (2) 1 March 2004.

Very truly yours,

/s/ -

Dr. Ya'acov Mimran

Commissioner of Petroleum Affairs

cc. Dr. Avi Honigstein, Deputy Petroleum Commissioner

Ilana Levine, Adv.

(Document G)

S T A T E O F I S R A E L

MINISTRY OF NATIONAL INFRASTRUCTURES

Petroleum Unit

1 Nissan 5765

10 April 2005

Petroleum 2005-96

Mr. E. Roih

Zion Oil & Gas, Inc.

Yair Stern St.

Herzelia 46412

Dear Sir,

Re: Extension of Term of License 298/"Ma'anit-Joseph"

Your letter of 7 April 2005

Further to your request in the above-referenced letter, I hereby extend the term of License 298/"Ma'anit-Joseph" for an additional two years, i.e. through 30 April 2007.

During the period of the extension the company shall deepen the Ma'anit #1 well at least to the Mohilla formation and will perform the required tests. Not later than 4 months after the completion of the drilling, the company shall present a plan satisfactory to the Commissioner for the continuation of exploration in the License area.

Very truly yours,

/s/ -

Dr. Ya'acov Mimran

Commissioner of Petroleum Affairs

(Document H)

MINISTRY OF NATIONAL INFRASTRUCTURES

1 August 2005

25 Tamuz 5765

Petroleum 2005-190

Mr. Elisha Roih

Zion Oil & Gas, Inc.

9 Yair Stern St.

Herzelia 46412

Dear Sir,

Re: Addition of Lands under License 298/ "Ma'anit - Joseph"

Pursuant to the Petroleum Law, 5712-1952

Please be informed that pursuant to the authority vested in me under Section 49 of the Petroleum Law, 5712-1952, and following consultation with the Petroleum Commission in accordance with the said law, I approved, on 25 Tamuz 5765 (August 1, 2005), the addition of lands under License 298/ "Ma'anit - Joseph". The new boundaries of the License will be:

From Map point 188.5/704.0 thence North East

To Map point 194.4/711.0 thence East

To Map point 204.0/711.0 thence North East

To Map point 208.0/712.0 thence East

To Map point 210.0/712.0 thence North East

To Map point 213.0/715.0 thence East

To Map point 218.0/715.0 thence North West along the

international border

To Map point 207.4/707.0 thence North West along the

international border

To Map point 203.0/704.0 thence North West along the

international border

To Map point 200.0/687.0 thence East

To Map point 200.5/687.0 thence South West

To Map point 200.0/685.0 thence West

To Map point 198.5/685.0 thence South West

To Map point 194.0/684.0 thence North West

To Map point 181.2/687.0 thence West

To Map point 187.2/687.0 thence North West

To Map point 187.2/698.0 thence North East along to

coast line and back

To Map point 188.5/705.0

Total area is approximately 397,000 Dunam

Sincerely,

/s/ (-)

Binyamin Ben Eliezer,

Minister of National Infrastructure

(Document I)

STATE OF ISRAEL

Petroleum Law, 5712 - 1952

License No. 298/"Ma'anit-Joseph" (after change in lands)

F I R S T A N N E X

DESCRIPTION OF THE AREA:

From Map point 188.5/704.0 thence North East

To Map point 194.4/711.0 thence East

To Map point 204.0/711.0 thence North East

To Map point 208.0/712.0 thence East

To Map point 210.0/712.0 thence North East

To Map point 213.0/715.0 thence East

To Map point 218.0/715.0 thence North West along the

International border

To Map point 207.4/707.0 thence North West along the

International border

To Map point 203.0/704.0 thence North West along the

International border

To Map point 200.0/687.0 thence East

To Map point 200.5/687.0 thence South West

To Map point 200.0/687.0 thence West

To Map point 198.5/685.0 thence South West

To Map point 194.0/684.0 thence North West

To Map point 181.2/687.0 thence West

To Map point 187.2/687.0 thence North West

To Map point 187.2/698.0 thence North East along to

coast line and back

To Map point 188.5/705.0

Total area is approximately 397,000 Dunam (397.0 km2)

The coordinates are based on the new Israeli Grid/

The lands subject of the License are defined by the Map points set forth above only. It is specifically declared hereby in the event of a discrepancy between the maps submitted by the Licensee and the above description, the Map points shall control.

Granted in Jerusalem, on 25 Tamuz 5765

1 August 2205

/s/ (-)

Dr. Yaacov Mimran

Commissioner of Petroleum Affairs

STATE OF ISRAEL

STATE OF ISRAEL

MINISTRY OF NATIONAL INFRASTRUCTURES

NATURAL RESOURCES LICENSING ADMINISTRATION

Petroleum Unit

15 Adar 5766

15 March 2006

Pet 2006-58

Mr. Glen Perry

Zion Oil and Gas, Inc.

15 Bareket St., Industrial Park

Caesarea 38900

Dear Sir,

Re: License 298/"Ma'anit-Joseph" - Change in Work Program

Your letter of 6.3.06

In response to the requests in your referenced letter, I hereby approve changes in the work program as follows:

1. Signing of a contract with a drilling contractor to include two options: (a) the drilling of a new well to a depth of at least 4,400 meters or (b) reentry of the Ma'anit 1 - by Oct. 1, 2006.

2. Notification to the drilling contractor and the Petroleum Commissioner of election between the two options - by January 1, 2007.

3. Commencement of elected work - by March 1, 2007.

Sincerely,

Dr. Ya'acov Mimran

Petroleum Commissioner